Exhibit 10.2

AMENDMENT TO BACKSTOP AGREEMENT

November 15, 2021

This Amendment to Backstop Agreement (the “Amendment”) is made as November 15, 2021 by and among KORE Group Holdings, Inc. (“Pubco”), KORE Wireless Group, Inc. (“KORE”) and Drawbridge Special Opportunities Fund LP (“Initial Purchaser”).

Recitals

WHEREAS, KORE and Initial Purchaser entered into that certain Backstop Agreement (“Backstop Agreement”), dated as of July 27, 2021, by and between KORE and Initial Purchaser, as supplemented by the joinder, dated as of September 30, 2021, by and among Pubco, KORE and the Initial Purchaser, pursuant to which Initial Purchaser agreed to subscribe for the purchase of certain backstop notes from KORE in connection with a potential business combination transaction among Cerberus Telecom Acquisition Corp., Pubco, King Corp Merger Sub, Inc., King LLC Merger Sub, LLC, and Maple Holdings Inc. pursuant to that certain Agreement and Plan of Merger, dated as of March 12, 2021 (the “Business Combination”);

WHEREAS, on September 30, 2021 the Business Combination was completed and, in connection therewith, Pubco and KORE entered into that certain Indenture (the “Indenture”), dated as of September 30, 2021, with Wilmington Trust, National Association, as trustee, pursuant to which KORE issued $120,000,000 aggregate principal amount of 5.50% Senior Exchangeable Notes due 2028 (the “Notes”); and

WHEREAS, KORE, Pubco and Initial Purchaser desire to amend certain provisions of the Backstop Agreement relating to the registration rights provisions contained therein and incorporated into the Indenture.

Agreement

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereby agree as follows:

1.    Definitions. Undefined, capitalized terms used herein shall have the meanings ascribed thereto in the Backstop Amendment.

2.    Amendments. Undefined, capitalized terms used herein shall have the meanings ascribed thereto in the Backstop Amendment.

(a)    Section 5(a) of the Backstop Agreement is hereby amended by deleting the section in its entirety and replacing it with the following:

“(a) The Company agrees that, (i) within forty-five (45) calendar days after the consummation of the Transactions (the “Common Stock Filing Deadline”), the Company will cause Pubco to file with the SEC (at the Company’s sole cost and expense) a registration statement (the “Common Stock Registration Statement”) registering the resale of the shares of Pubco Common Stock issuable upon exchange of the Exchangeable Notes (the “Registrable Shares”) and (ii) within seventy-five (75) calendar days after receipt by the Company of written notice from the Purchaser (the “Notes Filing Deadline” and, together with the Common Stock Filing Deadline, the “Filing Deadlines”, the Company will cause Pubco to file with the SEC (at the Company’s sole cost and expense) a registration statement (the “Notes Registration Statement”, and together with the Common Stock Registration Statement, the

November 15, 2021

“Registration Statements”) registering the resale of the Exchangeable Notes (together with the Registrable Shares, the “Registrable Securities”), and the Company shall use its commercially reasonable efforts to have the applicable Registration Statement declared effective as soon as reasonably practicable after the filing thereof, but no later than the 60th calendar day (or 120th calendar day if the SEC notifies the Company that it will “review” the applicable Registration Statement) following the Filing Deadline (such date, the “Effectiveness Date”); provided, however, that the Company’s obligations to include the Registrable Securities in the applicable Registration Statement are contingent upon the Purchaser furnishing in writing to the Company such information regarding the Purchaser, the securities of the Company held by the Purchaser and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the Registrable Securities, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations; provided, further, that if the Effectiveness Date falls on a day which is not a Business Day or other day that the SEC is closed for business, the Effectiveness Date shall be extended to the next Business Day on which the SEC is open for business. The Company will provide a draft of the Registration Statements to counsel to the Purchaser (which shall not be provided to the Purchaser unless the Purchaser separately agrees to keep any non-public information in such Registration Statement confidential until filing) for review at least three (3) Business Days in advance of filing the Registration Statements. In no event shall the Purchaser be identified as a statutory underwriter in the Registration Statements unless requested by the SEC; provided, that if the SEC requests that the Purchaser be identified as a statutory underwriter in a Registration Statement, the Purchaser will have an opportunity to withdraw the Registrable Securities from such Registration Statement. For the avoidance of doubt, in no event shall such withdrawal by the Purchaser constitute a default by the Company under this Section 5(a). Notwithstanding the foregoing, if the SEC prevents the Company from including any or all of the shares proposed to be registered under either of the Registration Statements due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities by the applicable shareholders or otherwise, such Registration Statement shall register for resale such number of Registrable Securities which is equal to the maximum number of Registrable Securities as is permitted by the SEC. In such event, the number of Registrable Securities to be registered for each selling shareholder named in such Registration Statement shall be reduced pro rata among all such selling shareholders. The Company will use its commercially reasonable efforts to maintain the continuous effectiveness of the Registration Statements, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another registration statement is available for the resale of the Registrable Securities, until the earliest of (i) the date on which all of the Registrable Securities may be resold without volume or manner of sale limitations pursuant to Rule 144 promulgated under the Securities Act, (ii) the date on which all of the Registrable Securities have actually been sold pursuant to Rule 144 or pursuant to a Registration Statement and (iii) the date which is two (2) years after the Closing. For purposes of clarification, any failure by the Company to file the Registration Statements by the applicable Filing Deadline or to effect such Registration Statement by the Effectiveness Date shall not otherwise relieve the Company of its obligations to file or effect the Registration Statements set forth in this Section 5.”

(b)    All references to “the Registration Statement” in Sections 5(b), (c) and (d) of the Backstop Agreement is hereby amended to refer to “the Registration Statements”.

3.    Enforceability; Counterparts. This Amendment shall be binding upon and inure to the benefit of each of the undersigned parties hereto. This Amendment may be executed and delivered (including by facsimile or electronic transmission in portable document format (.pdf) or other electronic transmission) in multiple counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

November 15, 2021

4.    Remaining Provisions. Except as expressly modified hereby, the Backstop Amendment shall remain unmodified and in full force and effect.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF each of the parties have caused their duly authorized representatives to execute and deliver this Amendment as of the date first above written.

Very truly yours,

KORE GROUP HOLDINGS, INC.

By:	/s/ Romil Bahl

Name:	Romil Bahl
Title:	President and Chief Executive Officer

KORE WIRELESS GROUP, INC.

By:	/s/ Romil Bahl

Name:	Romil Bahl
Title:	Chief Executive Officer

[Signature Page to Amendment to Backstop Agreement]

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP
By: Drawbridge Special Opportunities GP LLC

By:	/s/ David N. Brooks

Name:	David N. Brooks
Title:	Secretary

DBSO TRG FUND (A) L.P.
By: DBSO TRG Fund (A) GP LLC, its general partner

By:	/s/ David N. Brooks

Name:	David N. Brooks
Title:	Secretary

FORTRESS VINTAGE SECURITIES FUND L.P.
By: Fortress Vintage Securities Fund GP LLC, its general partner

By:	/s/ David N. Brooks

Name:	David N. Brooks
Title:	Secretary

[Signature Page to Amendment to Backstop Agreement]

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LTD.
By: Drawbridge Special Opportunities Advisors LLC, its investment manager

By:	/s/ David N. Brooks

Name:	David N. Brooks
Title:	Secretary

FORTRESS LENDING FUND II MA-CRPTF LP
By: FLF II MA-CRPTF Advisors LLC, its investment manager

By:	/s/ David N. Brooks

Name:	David N. Brooks
Title:	Secretary

FORTRESS LENDING FUND II HOLDINGS LP
By: Fortress Lending Advisors II LLC, its investment manager

By:	/s/ David N. Brooks

Name:	David N. Brooks
Title:	Secretary

[Signature Page to Amendment to Backstop Agreement]